SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR

15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 12, 2003

NATIONAL EQUIPMENT SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14163	36-4087016
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

8770 W. Bryn Mawr		60631
4th Floor		(Zip Code)
Chicago, IL

Registrant’s telephone number, including area code:  (773) 695-3999

Item 4.  Changes in Registrant’s Certifying Accountant

Since filing Chapter 11 on June 27, 2003, National Equipment Services, Inc. (“the Company”) entered into discussions with its independent accountants, PricewaterhouseCoopers LLP (“PWC”), regarding their employment and retention, including discussions regarding unpaid fees for pre-petition services. The Company filed employment and retention motions with the US Bankruptcy Court in October 2003 but was unable to successfully complete the post-filing employment and retention process.

On November 12, 2003, the Company communicated its intent to replace PWC and engage KPMG LLP (“KPMG”) as its independent accountants.  The Company discussed the dismissal of PWC and appointment of KPMG with its audit committee of the Board of Directors, agent to its senior lender group, and counsel to the creditors’ committee.  The Company has obtained the support of these parties regarding these changes and will file an employment and retention motion with the U.S. Bankruptcy Court in order to seek court approval for the KPMG appointment.

In connection with its audits of the Company’s financial statements for two most recent fiscal years ended December 31, 2002 and 2001, and through November 12, 2003, there were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PWC’s satisfaction, would have caused PWC to make reference thereto in connection with its reports on the Company’s consolidated financial statements for the years ended December 31, 2002 and 2001.

PWC’s report on the financial statements of the Company for the years ended December 31, 2002 and 2001, contained an explanatory paragraph that expressed significant doubt concerning the ability of the Company to continue as a going concern.  Other than as mentioned in the previous sentence, PWC’s report on the financial statements of the Company for the years ended December 31, 2002 and 2001, did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2002 and 2001, there were reportable events as described under Item 304(a)(1)(v) of Regulation S-K related to internal control matters noted in one of the Company’s operating units.  These matters were considered to be a material weakness related to the financial statements for the year ended December 31, 2001, and reportable conditions related to the financial statements for the year ended December 31, 2002.

The Company has requested that PWC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter from PWC dated December 5, 2003 is attached as Exhibit 16.1.

During the Company’s two most recent years ended December 31, 2002 and 2001, and through December 5, 2003, the Company did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any matters or reportable events, as described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits:

                                                16.1                           Letter from PricewaterhouseCoopers LLP dated as of December 5, 2003

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP dated as of December 5, 2003

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Equipment Services, Inc.

Dated: December 5, 2003	By:	/s/ Michael D. Milligan
Michael D. Milligan
Senior Vice President and Chief Financial Officer